UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2015

EnzymeBioSystems

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53854

Nevada	27-0464302
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8250 W. Charleston Blvd., Suite 120, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

(702) 242-0404

(Registrant’s telephone number, including area code)

7575 W. Washington Ave., Ste. 127, Las Vegas, NV 89128

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 21, 2015, the Board of Directors ("Board") and shareholders who own 63.6% of the Company's voting stock of EnzymeBioSystems (the “Company” or the “Registrant”) approved the dismissal of the Company's former CFO and Board member, Edward Zimmerman III; for cause, based on breach of his fiduciary duties. The Company has commenced an investigation into the alleged financial improprieties by the former Chief Financial Officer and is seeking restitution.

On September 21, 2015, the Board nominated John Dean Harper, Esq. as its Corporate Secretary and Interim Accounting Officer. Mr. Harper accepted the nomination and position as Corporate Secretary and Interim Accounting Officer. The position was filled pursuant to Nevada Corporate law, NRS 78.335(5), where the Board of Directors has the authority to fill vacancies. Mr. Harper will hold office for the unexpired term of his predecessor(s) and/or until his successor(s) are elected and qualified. Set forth below is a brief description of the background and business experience of our new officer:

John Dean Harper, Esq. Age 52, Corporate Secretary and Interim Accounting Officer

Mr. John Dean Harper, Esq., is a practicing attorney in Las Vegas, NV. He was appointed as Corporate Secretary and Interim Accounting Officer because his years of experience as general counsel for the Las Vegas Police Protective Association. Management believes he can bring stability to the finances of the Company and he can conduct a forensic investigation to determine any wrongdoing.

Mr. Harper currently has a private law practice focusing primarily on corporate law, labor/employment and litigation.

Work Experience:

Dates Name of Organization Job Title

2015-Present AAA Sitescapes LLC, President

2015-Present Thunderhill Consulting Limited, Owner

2014-Present RD Heritage Group, LLC, Manager

1996-Present John Dean Harper, Harper Law Office

1996-2013 Nevada Conf. of Police and Sheriffs, General Counsel

1999-2013 Las Vegas Police Protective Assoc., Chief General Counsel

2007-2010 Tone in Twenty, President, Treasurer, Director

2001-2005 Absolute Glass Protection, Inc., Pres., Treasurer, Director

1999-Present Injured Police Officers Fund, General Counsel

2000-2002 Lock-Gun.com, President

1999-2002 Starbase-1 Coffee Co. Ltd., President

1996-1998 Gugino & Schwartz, Assoc. Attorney

1991-1995 Redmon & Harper, Partner

1989-1991 Schottenstein, Zox and Dunn, Assoc. Attorney

1986-1989 Univ. of Cincinnati, College of Law, Law Student

Education: Mr. Harper is a graduate of Ohio University in Athens, Ohio with a Bachelors of Business Administration Degree, and a double major in Business Pre-Law and General Business. He is also a graduate of the University of Cincinnati, College of Law with a Juris Doctor.

Item 8.01 Other Events

Corporate Address Change

The Registrant has changed its principal executive offices from 7575 W. Washington Ave., Ste. 127, Las Vegas, NV 89128 to: 8250 W. Charleston Blvd., Suite 120, Las Vegas, NV 89117.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EnzymeBioSystems Registrant

Date: September 25, 2015
/s/ Gary Rojewski
Name: Gary Rojewski
Title: Chief Executive Officer